Exhibit 4.2

PRIVATE AND CONFIDENTIAL

DATED

01 April 2016

PRUDENTIAL SERVICES LIMITED (1)

and

Penny James (2)

and

PRUDENTIAL PLC (3)

EXECUTIVE CONTRACT OF EMPLOYMENT

PARTIES

(1)	PRUDENTIAL SERVICES LIMITED of Laurence Pountney Hill, EC4R 0HH (the “Company”) and

(2)	Penny James of [ADDRESS] (the “Executive”)

(3)	PRUDENTIAL PLC of Laurence Pountney Hill, London, EC4R 0HH (“Prudential”)

1.	DEFINITIONS

In this Agreement unless the context otherwise requires:-

“Board” means the Board of Directors of Prudential;

“Commencement Date” means 1 September 2015;

“Prudential Group” means Prudential and each of its subsidiaries where “subsidiaries” is defined by section 1159 of the Companies Act 2006.

2.	APPOINTMENT

(1)	The Company shall employ the Executive and the Executive shall serve the Company as Director of Group Communications of Prudential plc and in other such capacity as may be agreed (“the Appointment”). The Executive shall report to the Chief Executive Officer and to the Chairman of the Group Risk Committee.

(2)	The Appointment is deemed to be effective from the Commencement Date and shall, without prejudice to the provisions of clause 9(2), continue unless and until terminated by the Company giving to the Executive not less than 12 months’ prior written notice to expire at any time or the Executive giving to the Company not less than 12 months’ prior written notice to expire at any time.

(3)	The Company does not operate a fixed retirement age but, subject to the rules of any Company Pension Scheme of which the Executive is a member, the Executive may give the Company notice to voluntarily retire at any time from the age of 55.

3.	DUTIES OF THE EXECUTIVE

(1)	During the Appointment the Executive shall use her best endeavors to promote the interests of the Company and each company in the Prudential Group and shall carry out her duties with all due expertise, diligence and technical skill, giving at all times the full benefit of her knowledge and experience.

(2)	The Executive shall perform such duties and exercise such powers in relation to the conduct and management of the affairs of the Prudential Group as may from time to time reasonably be assigned or communicated to or vested in her by the Board consistent with the nature of the Appointment.

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(3)	Where notice of termination has been served by either the Company or the Executive whether in accordance with clause 2(2) or otherwise, the Company shall be under no obligation to provide work for or assign any duties to the Executive for the whole or any part of the relevant notice period and may require her:

(i)	not to attend any premises of the Company or any other company in the Prudential Group; and/or

(ii)	to resign with immediate effect from any offices she holds with the Company or any other company in the Prudential Group (and any related trusteeships); and/or

(iii)	to refrain from business contact with any customers, clients or employees of the Company or any other company in the Prudential Group.

For the avoidance of doubt, the Company may appoint another individual to carry out the duties of the Executive during all or part of the notice period.

The provision of clause 4(2) shall remain in full force and effect during any period of suspension under this clause 3(3). For the avoidance of doubt the Executive will continue to be bound by duties of good faith and fidelity to the Company in any period during which she is not required to attend work.

(4)	The Board may also suspend all or any of the Executive’s duties and powers during any period in which the Company and/or the Board is carrying out an investigation into any alleged act or default of the Executive. Such a suspension shall be on such terms as the Board considers expedient (including a term that the Executive shall not attend at the Company’s premises during such suspension) providing that:

(i)	the Board on or before such suspension notifies the Executive in writing of such grounds; and

(ii)	during such suspension the Executive shall be entitled to the remuneration and benefits due under this Agreement.

(5)	The Executive shall at all times promptly give to the Company and the Board (in writing if so required) all such information and explanations concerning the affairs of any company within the Prudential Group as the Company or the Board shall require and of which the Executive is aware.

(6)	The Executive shall comply with all instructions and directions from time to time laid down by the Company and/or the Board for senior executives including those rules relating to holding and dealing in the shares of Prudential Group. The Executive shall also comply with the requirements laid down by all external regulatory bodies.

(7)	The Executive shall allow the Company supervised access on reasonable notice to all or any of the properties in which she resides from time to time in order for the Company to assess, and, if the Company considers it desirable, to carry out at its own expense those security measures which the Company may consider advisable for the protection of the Executive.

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4.	PERFORMANCE OF DUTIES

(1)	During the continuance of the Appointment, the Executive shall (unless prevented by ill-health or accident or otherwise directed by the Board) devote such of her time, attention and abilities to the business and interests of the Company or any other company in the Prudential Group as the proper performance of her duties hereunder demands.

(2)	The Executive shall not (unless otherwise agreed by the Company and/or the Board) undertake any other business or profession, or be, or become directly or indirectly concerned, or interested in any other business or profession except as holder or beneficial owner, for the purpose only of a passive minority investment, of securities dealt in or on any recognised stock exchange (not exceeding 5 per cent of the total number or value of such securities from time to time in issue).

(3)	The Executive shall perform her duties at such offices of the Company in London or at such other locations as the Company or the Board may from time to time reasonably require.

5.	REMUNERATION

(1)	During the Appointment the Company will pay the Executive an annual salary (“Base Salary”) as separately notified, to accrue from day to day and to be payable by equal monthly instalments in arrears to a bank nominated by the Executive. The rate of Base Salary shall be subject to periodic review but shall not be reduced without the prior written agreement of the Executive. The Company reserves the right to withhold or deduct from the Executive’s Base Salary any amount owed by the Executive to the Company or any company in the Prudential Group.

(2)	The Executive shall be eligible to be admitted to membership of the DC Section of the Prudential Staff Pension Scheme details of which have been supplied to the Executive, subject to the trust deed and rules from time to time governing the scheme. The Scheme is contracted-in to the state second pension scheme and so no contracting-out certificate applies to the Appointment. The Executive’s pensionable pay for the purposes of determining employee contributions and Prudential’s contributions will be the Executive’s Base Salary. Provision of death in service benefits may be subject to the provision of medical evidence satisfactory to the provider. The Company reserves the right to amend the DC Section of the Prudential Staff Pension Scheme from time to time.

(3)	The Executive must notify the Company as early as practicable on the first day of any absence due to sickness or other incapacity. Subject to production, if requested, of medical certificates satisfactory to the Company, full remuneration will continue to be payable notwithstanding the Executive’s incapacity for work due to sickness or accident (unless and until the Appointment shall be determined under any terms hereof) for the first six months of such incapacity. During this period of incapacity, the Company shall only give notice terminating the Appointment on grounds of redundancy, falling within section 139 of The Employment Rights Act 1996 or those circumstances as set out in clause 9(2). Thereafter the Company may at its discretion discontinue the payment of remuneration under this Agreement in which event the rules of the Prudential Staff Long Term Incapacity Scheme as from time to time in force, will apply to the Executive.

(4)	If the Executive needs to undergo a medical examination at the request of the Company, the cost of this will be met by the Company and the Company’s medical adviser will be entitled to receive a copy of any report produced, to discuss it with the doctor who produced it and to discuss its conclusions with the Company.

(5)	If the Executive is incapable of performing her duties by reason of injury sustained wholly or partly as a result of negligence, nuisance or breach of any statutory duty on the part of any third party, only when and to the extent that compensation is recovered for loss of earnings from that third party by legal action or otherwise in so far as it is not repayable to the Department of Social Security, the Executive shall (insofar as lawful) repay to the Company the amount of any sick pay she has received.

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(6)	The Executive, her partner and her unmarried children below the age of 18 (or 24 if in full time education) will be eligible free of charge to participate with effect from the Commencement Date until termination of employment in the Prudential Group medical insurance scheme currently established with PruHealth.

(7)	The Executive may be eligible to participate in the remuneration plans available from time to time to senior executives of the Prudential Group (subject to the rules governing the applicability and availability of those benefits generally) which currently include:

(a)	the Annual Incentive Plan (“AIP”);

(b)	long term incentive plans operated by the Group;

(c)	the Prudential Services Ltd Share Incentive Plan (“SIP”); and

(d)	the Prudential Savings Related Share Option Scheme (SAYE Scheme”),

details of which have been supplied to the Executive. The remuneration plans are kept under review and may be altered or withdrawn from time to time.

Any benefits under these plans are non-pensionable.

(8)	Participation in the Prudential AIP, long term incentive plans, SIP, SAYE and any other incentive arrangement and Savings Related Share Option Scheme is a matter entirely separate from the Executive’s terms and conditions of employment; the Company has no contractual obligation to invite the Executive’s participation in any plan cycle; and in particular if the Executive’s employment shall terminate for whatever reason (whether lawfully or in breach of contract) she shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under any scheme which she might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.

(9)	So far as permitted by law, the Executive shall be entitled to an interest free season ticket loan.

6.	EXPENSES

The Company, on production of the relevant receipts and/or invoices, shall reimburse the Executive for all traveling, hotel, entertainment and other out-of-pocket expenses properly incurred by her from time to time in the execution of her duties hereunder in accordance with the relevant rules of the Company for the time being in force.

7.	HOLIDAY

The Executive shall be entitled to paid time off for breaks away from work in each calendar year (in addition to statutory holidays) as the proper performance of her duties hereunder permits and in accordance with the guidelines laid down by the Company from time to time. Under normal circumstances this is not expected to exceed six weeks in any year.

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8.	POST TERMINATION RESTRICTIONS

(1)	The Executive undertakes that during the Appointment and (subject to clause 8(2)) for a period of 12 months following the termination of the Appointment (the “Exclusion Period”) she shall not whether on her own account or otherwise and whether directly or indirectly:

(a)	solicit, interfere with, endeavor to entice away or induce to leave their employment any director or senior manager who is then or was at the date of termination of the Appointment an employee of or engaged by the Company or any other company within the Prudential Group and with whom the Executive had business dealings during the course of her employment in the 12 month period immediately prior to the termination of the Appointment. Nothing in this clause shall prohibit the seeking or doing of business not in direct or indirect competition with the business of the Company or any company within the Prudential Group; or

(b)	solicit, interfere with or endeavour to or actually entice away from the Company or any company within the Prudential Group business orders, or custom for products or services similar to those being provided by the Company or any company within the Prudential Group from any person, firm or corporation who was at the date of termination of the Appointment, or had been at any time within the year ending on that date, a customer or in the habit of doing business with the Company or any company in the Prudential Group and with whom the Executive was directly concerned in the twelve months before the termination of the Appointment. Nothing in this clause shall prohibit the seeking or doing of business not in direct or indirect competition with the business of the Company or any company within the Prudential Group; or

(c)	carry on, set up, be employed, engaged or interested in a business anywhere in the UK, Europe, US or Asia which is or is about to be in competition with the business of the Company or any company within the Prudential Group as at the date of termination with which the Executive was actively involved during the 12 month period immediately prior to termination of the Appointment. It is agreed that in the event that any such company ceases to be in competition with the Company and/or any company within the Prudential Group, this clause 8(1)(c) shall, with effect from that date, cease to apply in respect of such company. The provisions of this clause 8(1)(c) shall not, at any time following the termination of the Appointment, prevent the Executive from holding shares or other capital not amounting to more than 3% of the total issued share capital of any company whether listed on a recognised stock exchange or not and, in addition, shall not prohibit the seeking or doing of business not in direct or indirect competition with the business of the Company or any company within the Prudential Group.

(2)	The period during which the restrictions referred to in clause 8 shall apply following the termination of the Appointment shall be reduced by the amount of time during which, if at all, the Company suspends the Employee under the provision of clause 3(3).

(3)	The Executive acknowledges and agrees that:

(a)	each of sub-clauses 8(1)(a) (b) and (c) hereof constitute an entirely separate and independent restriction on her;

(b)	the duration extent and application of each of the restrictions are no greater than is necessary for the reasonable protection of the proper interests of the Prudential Group; and

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(c)	if any such restriction is found by any court of competent jurisdiction to be void or unenforceable as going beyond what is reasonable in the circumstances for the protection of the interests of the Prudential Group but would be valid if part of the wording was deleted and/or the period thereof was reduced and/or the territory concerned was reduced the restriction shall apply within the jurisdiction of that court with such modifications as may be necessary to make it valid and effective.

9.	TERMINATION OF EMPLOYMENT

(1)	The Appointment may be terminated by either party by notice given in accordance with Clause 2. The Company may in its absolute discretion decide to terminate the employment by making a payment of Base Salary in lieu of any unexpired period of notice and, if any payment by the Company is appropriate, to make the payment either in one lump sum on termination or for payment to be made in equal monthly installments on the usual salary payment dates over the notice period. During the period of payment of these monthly installments the Executive will be expected to mitigate the position by seeking alternative employment. Should the Executive secure alternative employment which commences while the monthly installments are being paid the Executive will be required to notify the Company. Should the Executive’s new gross monthly pay be the same or more than the monthly installments the Company will cease to be liable to the Executive in respect of the remainder of the installments. Should the Executive’s new gross monthly pay be less than the monthly installments the monthly installments will continue but may be reduced to take account of the Executive’s new gross monthly pay.

(2)	Notwithstanding the other provisions of this Agreement and without prejudice to the rights and remedies of the Company for any breach of this Agreement, and to the Executive’s continuing obligations under Clauses 8 and 11, the Company shall at any time be entitled by notice in writing to the Executive to terminate the Appointment immediately in any of the following circumstances, namely:

(a)	if she is or becomes bankrupt or has a receiving order made against her or compounds with her creditors or otherwise takes advantage of any statute for the time being in force offering relief for insolvent debtors; or

(b)	if she is guilty of serious misconduct or behavior such as to bring any company in the Prudential Group into disrepute (including but without limitation the commission of a criminal offence (excluding Road Traffic offences for which a non custodial sentence is imposed) or commits any serious breach of any of her obligations to the Company or any other company in the Prudential Group (whether under this Agreement or otherwise); or

(c)	if she refuses or neglects to comply with any lawful orders or directions reasonably given to her by the Company or the Board and that failure to comply has material adverse consequences for the Prudential Group; or

(d)	if she fails, refuses or neglects to perform substantially the duties of the position which she holds under this Agreement or engages in willful or reckless conduct injurious to or damaging to the reputation of the Company or any other company within the Prudential Group; or

(e)	if she is prevented from carrying out her duties by reason of a personal disqualification by an industry regulator, caused by reasons attributable to the Executive; or

(f)	if she commits any serious or repeated breach of any of her obligations under this Agreement or the Appointment.

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(3)	The Executive shall have no claim against the Company for damages or otherwise by reason of termination pursuant to clause 9(2). Any delay or forbearance by the Company in exercising any such right of termination shall not constitute a waiver of its rights in respect of any subsequent occurrence giving rise to such a right.

(4)	Without prejudice to the Transfer of Undertakings (Protection of Employment) Regulations 2006, if at any time during this Agreement the Executive’s employment is terminated by reason of reconstruction or amalgamation of the Company and the Executive is offered employment with any concern or undertaking resulting from such reconstruction or amalgamation upon terms and conditions no less favourable than the terms of this Agreement and of similar status then the Executive shall have no claim against the Company in respect of the termination of the Appointment.

(5)	The Executive shall promptly deliver to the Company upon the date of termination:

(a)	any property provided by the Company or any other company within the Prudential Group; and

(b)	all lists of clients or customers, correspondence, books, and all other documents, papers and records which may have been prepared by her or have come into her possession in the course of her employment and the Executive shall not be entitled to and shall not retain any copies thereof: title and copyright therein shall at all times remain in the Company. The Company will on request make available copies of board minutes and supporting documents which the Executive reasonably requires in connection with any legal or regulatory proceedings in which she is or may become involved.

10.	EXECUTIVE’S POSITION AS DIRECTOR

(1)	The duties of the Executive as a director of any company within the Prudential Group shall be subject to the Articles of Association of the relevant company for the time being and (subject to sub-clause (2) below) shall be separate from and additional to her duties pursuant to the Appointment. The Executive’s salary under this Agreement is inclusive of any remuneration to which the Executive may be entitled as a director of Prudential or any other company within the Prudential Group.

(2)	If the Executive is removed from office as a director of Prudential during the Appointment by any resolution of a general meeting or of the Board or by not being re-elected after retiring by rotation pursuant to the Articles of Association of Prudential the Executive acknowledges and agrees that such removal or cessation shall not amount to a breach of the Appointment and shall not entitle the executive to bring a claim of constructive dismissal, but such removal or cessation shall automatically constitute the Company giving notice to terminate the Appointment within the provisions of clause 2(2).

(3)	Upon termination of the Appointment for whatever reason the Executive shall forthwith in writing resign her position as a director of Prudential and of any other company within the Prudential Group, without compensation for loss of office but without prejudice to any other claims the Executive may have for damages for breach of this Agreement.

(4)	If the Executive fails to comply with her obligations in sub-clause 10(3) hereof, she hereby irrevocably authorises Prudential to appoint some person in her name and on her behalf to sign any documents and/or do all things necessary to give effect to the resignations referred to in sub-clause 10(3) above.

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11.	CONFIDENTIAL INFORMATION

(1)	The Executive shall not, either during the continuance of the Appointment or thereafter, use to the detriment or prejudice of the Company or any other company within the Prudential Group or, except in the proper course of her duties, divulge to any person any Confidential Information concerning the business or affairs of the Company or any other company within the Prudential Group which may have come to her knowledge during her employment. For the purposes of this Agreement “Confidential Information” shall include, without limitation, details of suppliers and their terms of business, details of customers, prices charged to and terms of business with customers, marketing plans and sales forecasts, any proposals relating to the acquisition or disposal of a company or business or any part thereof, details of employees and officers and of the remuneration and other benefits paid to them and any other information which may reasonably be classified as confidential, but so that these instructions shall cease to apply to any information which shall become available generally otherwise than through the fault of the Executive. The restrictions in this clause shall not apply:

(i)	to any disclosure or use authorised by the Board or required by law or by the Appointment; or

(ii)	so as to prevent the Executive from using her own personal skill in any business in which she may be lawfully engaged after the Appointment is ended, or

(iii)	to prevent the Executive making a protected disclosure within the meaning of s43A of the Employment Rights Act 1996.

(2)	The Executive shall maintain all necessary and proper security precautions when in the possession of Confidential Information and shall remove Confidential Information (in non-electronic form) from Prudential’s premises only to the extent it is strictly necessary for the proper performance of her duties hereunder. The Executive will comply with the Company’s standards relating to confidentiality of information in electronic form.

12.	GRATUITIES AND CODES OF CONDUCT

(1)	Without the Company’s permission the Executive shall not directly or indirectly accept any commission, rebate, discount or gratuity, in cash or in kind, from any person who has or is likely to have a business relationship with any company in the Prudential Group. Express permission is not required for reasonable business entertainment such as lunches, sporting, cultural or social events undertaken in the normal course of the Executive’s duties and in accordance with any directions given by the Company.

(2)	The Executive shall comply with all codes of conduct from time to time adopted by the Board and with all applicable rules and regulations of The Stock Exchange and any other relevant regulatory body.

13.	DATA PROTECTION

(1)	The Executive consents to the Company and any company within the Prudential Group processing data relating to her at any time (whether before, during or after the Employment) for the following purposes:

(i)	performing its obligations under the Agreement (including remuneration, payroll, pension, insurance and other benefits, tax and national insurance obligations);

(ii)	the legitimate interests of the Company and any company within the Prudential Group including for the purposes of any sickness policy, working time policy, investigating acts or defaults (or alleged or suspected acts or defaults) of the Executive, security, management forecasting or planning and negotiations with the Executive;

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(iii)	processing in connection with any corporate transaction in which the Company or any company within the Prudential Group is involved or any transfer of any business in which the Executive performs her duties; and

(iv)	transferring data to countries outside the European Economic Area for any of the purposes referred to in (i), (ii) or (iii) above.

(2)	The Executive explicitly consents to the Company and any company within the Prudential Group processing sensitive personal data (within the meaning of the Data Protection Act 1998) at any time (whether before, during or after the Appointment) for the following purposes:

(i)	where the sensitive personal data relates to the Executive’s health, any processing in connection with the operation of the sickness policy of the Company (or any company within the Prudential Group) or any relevant pension scheme or monitoring absence;

(ii)	where the sensitive personal data relates to an offence committed, or allegedly committed, by the Executive or any related proceedings, processing for the purpose of the disciplinary purposes of the Company or of any company within the Prudential Group;

(iii)	for all sensitive personal data, any processing in connection with any merger, sale or acquisition of a company or business in which the Company or any company within the Prudential Group is involved or any transfer of any business in which the Executive performs her duties; and

(iv)	for all sensitive personal data, any processing in the legitimate interests of the Company or any company within the Prudential Group.

14.	ASSIGNMENT

The Company may assign its interest in this Agreement to any other company within the Prudential Group with the agreement of the Executive such agreement not to be unreasonably withheld.

15.	STATUTORY REQUIREMENTS

The Executive shall also be subject to the terms set out in Schedule I attached to this Agreement in connection with the Employment Rights Act 1996.

16.	NOTICES

Any notice or other document to be given hereunder shall either be delivered personally or be sent by first class recorded delivery or fax. The address for service on the Company shall be its registered office for the time being and the address for service on the Executive shall be her last known place of residence. A notice shall be deemed to have been served as follows:-

(a)	if personally delivered, at the time of delivery;

(b)	if posted, at the expiration of 48 hours after the envelope containing the same was delivered into the custody of the postal authorities;

(c)	if sent by fax, at the time of dispatch.

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In proving such service it shall be sufficient to prove that personal delivery was made, or that the envelope containing such notice was properly addressed and delivered into the custody of the postal authorities as a pre-paid, first class, recorded delivery letter, or that the fax was properly addressed and dispatched as the case may be.

17.	MISCELLANEOUS

(1)	This Agreement forms the entire understanding of the parties as to its subject matter and both parties acknowledge that neither of them has entered into this Agreement in reliance upon any representation warranty or undertaking which is not set out in this Agreement as forming part of the contract of employment of the Executive.

(2)	Any reference in this Agreement to an Act of Parliament shall be deemed to include any statutory modification or re-enactment thereof whenever made.

(3)	The headings shall be disregarded in construing this Agreement.

IN WITNESS the hands of the Executive and of the duly authorised representative of the Company on the date first above written.

SIGNED by Mike Wells

on behalf of PRUDENTIAL PLC

/s/ Mike Wells

In the presence of:-

/s/

Date:

SIGNED by Penny James

/s/ Penny James

In the presence of:-

/s/

Date:

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SIGNED by Tim Rolfe

on behalf of PRUDENTIAL SERVICES LIMITED

/s/ Tim Rolfe

In the presence of:-

/s/

Date:

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SCHEDULE I

In accordance with the Employment Rights Act 1996, the following terms of the Executive’s appointment apply on the date of the Agreement as provided therein:-

(a)	Remuneration - Clause 5(1)

(b)	Hours of Work - There are no fixed hours of work - Clause 4

(c)	Holidays - Clause 7

(d)	Sickness and Injury - the Executive is entitled to be paid during any period of absence from work due to sickness or injury, subject however to the provisions of sub-clause 5(3)

(e)	Pension Arrangements - Clause 5(2)

(f)	Notice - Clause 2(2)

(g)	Job Title - Clause 2(1)

(h)	Grievance Procedure - If the Executive seeks to redress any grievance relating to her employment she should apply in writing to the Chief Executive of the Prudential Group.

(i)	Disciplinary Procedure - There are no disciplinary rules applicable to senior executives so that any disciplinary action relevant to the Executive will be considered and handled according to the particular circumstances and the Executive’s position. Should the Executive be dissatisfied with any disciplinary decision he/she should appeal in writing to the Chief Executive of the Prudential Group.

(j)	Date of Commencement of Employment - The date of commencement of this appointment is the Commencement Date - Clause 1. The date of continuous service (i.e. date of joining the Prudential Group) is 28 March 2011.

(k)	Place of work - Clause 4(3).

(l)	Collective Agreements which directly affect the Executive’s terms and conditions - none.

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Definitions

In this letter:

“Board” means the board of directors of Prudential or a duly constituted committee of the board of directors of Prudential;

“Prudential” means Prudential plc;

“Prudential Group” means Prudential and each of its subsidiaries as “subsidiaries” is defined by section 1159 of the Companies Act 2006; and

“Remuneration Committee” means a duly constituted remuneration committee of the Board.

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Exhibit 4.2

PRIVATE AND CONFIDENTIAL

DATED

01 April 2016

PRUDENTIAL SERVICES LIMITED (1)

and

Mike Wells (2)

and

PRUDENTIAL PLC (3)

EXECUTIVE CONTRACT OF EMPLOYMENT

PARTIES

(1)	PRUDENTIAL SERVICES LIMITED of Laurence Pountney Hill, EC4R 0HH (the “Company”) and

(2)	MIKE WELLS of [ADDRESS] . (the “Executive”)

(3)	PRUDENTIAL PLC of Laurence Pountney Hill, London, EC4R 0HH (“Prudential”)

1.	DEFINITIONS

In this Agreement unless the context otherwise requires:-

“Board” means the Board of Directors of Prudential;

“Commencement Date” means 1 June 2015;

“Prudential Group” means Prudential and each of its subsidiaries where “subsidiaries” is defined by section 1159 of the Companies Act 2006.

2.	APPOINTMENT

(1)	The Company shall employ the Executive and the Executive shall serve the Company as Group Chief Executive of Prudential plc and in other such capacity as may be agreed (“the Appointment”). The Executive shall report to the Board.

(2)	The Appointment is deemed to be effective from the Commencement Date and shall, without prejudice to the provisions of clause 9(2), continue unless and until terminated by the Company giving to the Executive not less than 12 months’ prior written notice to expire at any time or the Executive giving to the Company not less than 12 months’ prior written notice to expire at any time.

(3)	The Company does not operate a fixed retirement age but, subject to the rules of any Company Pension Scheme of which the Executive is a member, the Executive may give the Company notice to voluntarily retire at any time from the age of 55.

3.	DUTIES OF THE EXECUTIVE

(1)	During the Appointment the Executive shall use his best endeavors to promote the interests of the Company and each company in the Prudential Group and shall carry out his duties with all due expertise, diligence and technical skill, giving at all times the full benefit of his knowledge and experience.

(2)	The Executive shall perform such duties and exercise such powers in relation to the conduct and management of the affairs of the Prudential Group as may from time to time reasonably be assigned or communicated to or vested in him by the Board consistent with the nature of the Appointment.

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(3)	Where notice of termination has been served by either the Company or the Executive whether in accordance with clause 2(2) or otherwise, the Company shall be under no obligation to provide work for or assign any duties to the Executive for the whole or any part of the relevant notice period and may require him:

(i)	not to attend any premises of the Company or any other company in the Prudential Group; and/or

(ii)	to resign with immediate effect from any offices he holds with the Company or any other company in the Prudential Group (and any related trusteeships); and/or

(iii)	to refrain from business contact with any customers, clients or employees of the Company or any other company in the Prudential Group.

For the avoidance of doubt, the Company may appoint another individual to carry out the duties of the Executive during all or part of the notice period.

The provision of clause 4(2) shall remain in full force and effect during any period of suspension under this clause 3(3). For the avoidance of doubt the Executive will continue to be bound by duties of good faith and fidelity to the Company in any period during which he is not required to attend work.

(4)	The Board may also suspend all or any of the Executive’s duties and powers during any period in which the Company and/or the Board is carrying out an investigation into any alleged act or default of the Executive. Such a suspension shall be on such terms as the Board considers expedient (including a term that the Executive shall not attend at the Company’s premises during such suspension) providing that:

(i)	the Board on or before such suspension notifies the Executive in writing of such grounds; and

(ii)	during such suspension the Executive shall be entitled to the remuneration and benefits due under this Agreement.

(5)	The Executive shall at all times promptly give to the Company and the Board (in writing if so required) all such information and explanations concerning the affairs of any company within the Prudential Group as the Company or the Board shall require and of which the Executive is aware.

(6)	The Executive shall comply with all instructions and directions from time to time laid down by the Company and/or the Board for senior executives including those rules relating to holding and dealing in the shares of Prudential Group. The Executive shall also comply with the requirements laid down by all external regulatory bodies.

(7)	The Executive shall allow the Company supervised access on reasonable notice to all or any of the properties in which he resides from time to time in order for the Company to assess, and, if the Company considers it desirable, to carry out at its own expense those security measures which the Company may consider advisable for the protection of the Executive.

4.	PERFORMANCE OF DUTIES

(1)	During the continuance of the Appointment, the Executive shall (unless prevented by ill-health or accident or otherwise directed by the Board) devote such of his time, attention and abilities to the business and interests of the Company or any other company in the Prudential Group as the proper performance of his duties hereunder demands.

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(2)	The Executive shall not (unless otherwise agreed by the Company and/or the Board) undertake any other business or profession, or be, or become directly or indirectly concerned, or interested in any other business or profession except as holder or beneficial owner, for the purpose only of a passive minority investment, of securities dealt in or on any recognised stock exchange (not exceeding 5 per cent of the total number or value of such securities from time to time in issue).

(3)	The Executive shall perform his duties at such offices of the Company in London or at such other locations as the Company or the Board may from time to time reasonably require.

5.	REMUNERATION

(1)	During the Appointment the Company will pay the Executive an annual salary (“Base Salary”) as separately notified, to accrue from day to day and to be payable by equal monthly instalments in arrears to a bank nominated by the Executive. The rate of Base Salary shall be subject to periodic review but shall not be reduced without the prior written agreement of the Executive. The Company reserves the right to withhold or deduct from the Executive’s Base Salary any amount owed by the Executive to the Company or any company in the Prudential Group.

(2)	The Executive shall be eligible to be admitted to membership of the DC Section of the Prudential Staff Pension Scheme details of which have been supplied to the Executive, subject to the trust deed and rules from time to time governing the scheme. The Scheme is contracted-in to the state second pension scheme and so no contracting-out certificate applies to the Appointment. The Executive’s pensionable pay for the purposes of determining employee contributions and Prudential’s contributions will be the Executive’s Base Salary. Provision of death in service benefits may be subject to the provision of medical evidence satisfactory to the provider. The Company reserves the right to amend the DC Section of the Prudential Staff Pension Scheme from time to time.

(3)	The Executive must notify the Company as early as practicable on the first day of any absence due to sickness or other incapacity. Subject to production, if requested, of medical certificates satisfactory to the Company, full remuneration will continue to be payable notwithstanding the Executive’s incapacity for work due to sickness or accident (unless and until the Appointment shall be determined under any terms hereof) for the first six months of such incapacity. During this period of incapacity, the Company shall only give notice terminating the Appointment on grounds of redundancy, falling within section 139 of The Employment Rights Act 1996 or those circumstances as set out in clause 9(2). Thereafter the Company may at its discretion discontinue the payment of remuneration under this Agreement in which event the rules of the Prudential Staff Long Term Incapacity Scheme as from time to time in force, will apply to the Executive.

(4)	If the Executive needs to undergo a medical examination at the request of the Company, the cost of this will be met by the Company and the Company’s medical adviser will be entitled to receive a copy of any report produced, to discuss it with the doctor who produced it and to discuss its conclusions with the Company.

(5)	If the Executive is incapable of performing his duties by reason of injury sustained wholly or partly as a result of negligence, nuisance or breach of any statutory duty on the part of any third party, only when and to the extent that compensation is recovered for loss of earnings from that third party by legal action or otherwise in so far as it is not repayable to the Department of Social Security, the Executive shall (insofar as lawful) repay to the Company the amount of any sick pay he has received.

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(6)	The Executive, his partner and his unmarried children below the age of 18 (or 24 if in full time education) will be eligible free of charge to participate with effect from the Commencement Date until termination of employment in the Prudential Group medical insurance scheme currently established with PruHealth.

(7)	The Executive may be eligible to participate in the remuneration plans available from time to time to senior executives of the Prudential Group (subject to the rules governing the applicability and availability of those benefits generally) which currently include:

(a)	the Annual Incentive Plan (“AIP”);

(b)	long term incentive plans operated by the Group;

(c)	the Prudential Services Ltd Share Incentive Plan (“SIP”); and

(d)	the Prudential Savings Related Share Option Scheme (SAYE Scheme”),

details of which have been supplied to the Executive. The remuneration plans are kept under review and may be altered or withdrawn from time to time.

Any benefits under these plans are non-pensionable.

(8)	Participation in the Prudential AIP, long term incentive plans, SIP, SAYE and any other incentive arrangement and Savings Related Share Option Scheme is a matter entirely separate from the Executive’s terms and conditions of employment; the Company has no contractual obligation to invite the Executive’s participation in any plan cycle; and in particular if the Executive’s employment shall terminate for whatever reason (whether lawfully or in breach of contract) he shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under any scheme which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.

(9)	So far as permitted by law, the Executive shall be entitled to an interest free season ticket loan.

6.	EXPENSES

The Company, on production of the relevant receipts and/or invoices, shall reimburse the Executive for all traveling, hotel, entertainment and other out-of-pocket expenses properly incurred by him from time to time in the execution of his duties hereunder in accordance with the relevant rules of the Company for the time being in force.

7.	HOLIDAY

The Executive shall be entitled to paid time off for breaks away from work in each calendar year (in addition to statutory holidays) as the proper performance of his duties hereunder permits and in accordance with the guidelines laid down by the Company from time to time. Under normal circumstances this is not expected to exceed six weeks in any year.

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8.	POST TERMINATION RESTRICTIONS

(1)	The Executive undertakes that during the Appointment and (subject to clause 8(2)) for a period of 12 months following the termination of the Appointment (the “Exclusion Period”) he shall not whether on his own account or otherwise and whether directly or indirectly:

(a)	solicit, interfere with, endeavor to entice away or induce to leave their employment any director or senior manager who is then or was at the date of termination of the Appointment an employee of or engaged by the Company or any other company within the Prudential Group and with whom the Executive had business dealings during the course of his employment in the 12 month period immediately prior to the termination of the Appointment. Nothing in this clause shall prohibit the seeking or doing of business not in direct or indirect competition with the business of the Company or any company within the Prudential Group; or

(b)	solicit, interfere with or endeavour to or actually entice away from the Company or any company within the Prudential Group business orders, or custom for products or services similar to those being provided by the Company or any company within the Prudential Group from any person, firm or corporation who was at the date of termination of the Appointment, or had been at any time within the year ending on that date, a customer or in the habit of doing business with the Company or any company in the Prudential Group and with whom the Executive was directly concerned in the twelve months before the termination of the Appointment. Nothing in this clause shall prohibit the seeking or doing of business not in direct or indirect competition with the business of the Company or any company within the Prudential Group; or

(c)	carry on, set up, be employed, engaged or interested in a business anywhere in the UK, Europe, US or Asia which is or is about to be in competition with the business of the Company or any company within the Prudential Group as at the date of termination with which the Executive was actively involved during the 12 month period immediately prior to termination of the Appointment. It is agreed that in the event that any such company ceases to be in competition with the Company and/or any company within the Prudential Group, this clause 8(1)(c) shall, with effect from that date, cease to apply in respect of such company. The provisions of this clause 8(1)(c) shall not, at any time following the termination of the Appointment, prevent the Executive from holding shares or other capital not amounting to more than 3% of the total issued share capital of any company whether listed on a recognised stock exchange or not and, in addition, shall not prohibit the seeking or doing of business not in direct or indirect competition with the business of the Company or any company within the Prudential Group.

(2)	The period during which the restrictions referred to in clause 8 shall apply following the termination of the Appointment shall be reduced by the amount of time during which, if at all, the Company suspends the Employee under the provision of clause 3(3).

(3)	The Executive acknowledges and agrees that:

(a)	each of sub-clauses 8(1)(a) (b) and (c) hereof constitute an entirely separate and independent restriction on him;

(b)	the duration extent and application of each of the restrictions are no greater than is necessary for the reasonable protection of the proper interests of the Prudential Group; and

(c)	if any such restriction is found by any court of competent jurisdiction to be void or unenforceable as going beyond what is reasonable in the circumstances for the protection of the interests of the Prudential Group but would be valid if part of the wording was deleted and/or the period thereof was reduced and/or the territory concerned was reduced the restriction shall apply within the jurisdiction of that court with such modifications as may be necessary to make it valid and effective.

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9.	TERMINATION OF EMPLOYMENT

(1)	The Appointment may be terminated by either party by notice given in accordance with Clause 2. The Company may in its absolute discretion decide to terminate the employment by making a payment of Base Salary in lieu of any unexpired period of notice and, if any payment by the Company is appropriate, to make the payment either in one lump sum on termination or for payment to be made in equal monthly installments on the usual salary payment dates over the notice period. During the period of payment of these monthly installments the Executive will be expected to mitigate the position by seeking alternative employment. Should the Executive secure alternative employment which commences while the monthly installments are being paid the Executive will be required to notify the Company. Should the Executive’s new gross monthly pay be the same or more than the monthly installments the Company will cease to be liable to the Executive in respect of the remainder of the installments. Should the Executive’s new gross monthly pay be less than the monthly installments the monthly installments will continue but may be reduced to take account of the Executive’s new gross monthly pay.

(2)	Notwithstanding the other provisions of this Agreement and without prejudice to the rights and remedies of the Company for any breach of this Agreement, and to the Executive’s continuing obligations under Clauses 8 and 11, the Company shall at any time be entitled by notice in writing to the Executive to terminate the Appointment immediately in any of the following circumstances, namely:

(a)	if he is or becomes bankrupt or has a receiving order made against him or compounds with his creditors or otherwise takes advantage of any statute for the time being in force offering relief for insolvent debtors; or

(b)	if he is guilty of serious misconduct or behavior such as to bring any company in the Prudential Group into disrepute (including but without limitation the commission of a criminal offence (excluding Road Traffic offences for which a non custodial sentence is imposed) or commits any serious breach of any of his obligations to the Company or any other company in the Prudential Group (whether under this Agreement or otherwise); or

(c)	if he refuses or neglects to comply with any lawful orders or directions reasonably given to him by the Company or the Board and that failure to comply has material adverse consequences for the Prudential Group; or

(d)	if he fails, refuses or neglects to perform substantially the duties of the position which he holds under this Agreement or engages in willful or reckless conduct injurious to or damaging to the reputation of the Company or any other company within the Prudential Group; or

(e)	if he is prevented from carrying out his duties by reason of a personal disqualification by an industry regulator, caused by reasons attributable to the Executive; or

(f)	if he commits any serious or repeated breach of any of his obligations under this Agreement or the Appointment.

(3)	The Executive shall have no claim against the Company for damages or otherwise by reason of termination pursuant to clause 9(2). Any delay or forbearance by the Company in exercising any such right of termination shall not constitute a waiver of its rights in respect of any subsequent occurrence giving rise to such a right.

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(4)	Without prejudice to the Transfer of Undertakings (Protection of Employment) Regulations 2006, if at any time during this Agreement the Executive’s employment is terminated by reason of reconstruction or amalgamation of the Company and the Executive is offered employment with any concern or undertaking resulting from such reconstruction or amalgamation upon terms and conditions no less favourable than the terms of this Agreement and of similar status then the Executive shall have no claim against the Company in respect of the termination of the Appointment.

(5)	The Executive shall promptly deliver to the Company upon the date of termination:

(a)	any property provided by the Company or any other company within the Prudential Group; and

(b)	all lists of clients or customers, correspondence, books, and all other documents, papers and records which may have been prepared by him or have come into his possession in the course of his employment and the Executive shall not be entitled to and shall not retain any copies thereof: title and copyright therein shall at all times remain in the Company. The Company will on request make available copies of board minutes and supporting documents which the Executive reasonably requires in connection with any legal or regulatory proceedings in which he is or may become involved.

10.	EXECUTIVE’S POSITION AS DIRECTOR

(1)	The duties of the Executive as a director of any company within the Prudential Group shall be subject to the Articles of Association of the relevant company for the time being and (subject to sub-clause (2) below) shall be separate from and additional to his duties pursuant to the Appointment. The Executive’s salary under this Agreement is inclusive of any remuneration to which the Executive may be entitled as a director of Prudential or any other company within the Prudential Group.

(2)	If the Executive is removed from office as a director of Prudential during the Appointment by any resolution of a general meeting or of the Board or by not being re-elected after retiring by rotation pursuant to the Articles of Association of Prudential the Executive acknowledges and agrees that such removal or cessation shall not amount to a breach of the Appointment and shall not entitle the executive to bring a claim of constructive dismissal, but such removal or cessation shall automatically constitute the Company giving notice to terminate the Appointment within the provisions of clause 2(2).

(3)	Upon termination of the Appointment for whatever reason the Executive shall forthwith in writing resign his position as a director of Prudential and of any other company within the Prudential Group, without compensation for loss of office but without prejudice to any other claims the Executive may have for damages for breach of this Agreement.

(4)	If the Executive fails to comply with his obligations in sub-clause 10(3) hereof, he hereby irrevocably authorises Prudential to appoint some person in his name and on his behalf to sign any documents and/or do all things necessary to give effect to the resignations referred to in sub-clause 10(3) above.

11.	CONFIDENTIAL INFORMATION

(1)

The Executive shall not, either during the continuance of the Appointment or thereafter, use to the detriment or prejudice of the Company or any other company within the Prudential Group or, except in the proper course of his duties, divulge to any person any Confidential Information concerning the business or affairs of the Company or any other company

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within the Prudential Group which may have come to his knowledge during his employment. For the purposes of this Agreement “Confidential Information” shall include, without limitation, details of suppliers and their terms of business, details of customers, prices charged to and terms of business with customers, marketing plans and sales forecasts, any proposals relating to the acquisition or disposal of a company or business or any part thereof, details of employees and officers and of the remuneration and other benefits paid to them and any other information which may reasonably be classified as confidential, but so that these instructions shall cease to apply to any information which shall become available generally otherwise than through the fault of the Executive. The restrictions in this clause shall not apply:

(i)	to any disclosure or use authorised by the Board or required by law or by the Appointment; or

(ii)	so as to prevent the Executive from using his own personal skill in any business in which he may be lawfully engaged after the Appointment is ended, or

(iii)	to prevent the Executive making a protected disclosure within the meaning of s43A of the Employment Rights Act 1996.

(2)	The Executive shall maintain all necessary and proper security precautions when in the possession of Confidential Information and shall remove Confidential Information (in non-electronic form) from Prudential’s premises only to the extent it is strictly necessary for the proper performance of his duties hereunder. The Executive will comply with the Company’s standards relating to confidentiality of information in electronic form.

12.	GRATUITIES AND CODES OF CONDUCT

(1)	Without the Company’s permission the Executive shall not directly or indirectly accept any commission, rebate, discount or gratuity, in cash or in kind, from any person who has or is likely to have a business relationship with any company in the Prudential Group. Express permission is not required for reasonable business entertainment such as lunches, sporting, cultural or social events undertaken in the normal course of the Executive’s duties and in accordance with any directions given by the Company.

(2)	The Executive shall comply with all codes of conduct from time to time adopted by the Board and with all applicable rules and regulations of The Stock Exchange and any other relevant regulatory body.

13.	DATA PROTECTION

(1)	The Executive consents to the Company and any company within the Prudential Group processing data relating to him at any time (whether before, during or after the Employment) for the following purposes:

(i)	performing its obligations under the Agreement (including remuneration, payroll, pension, insurance and other benefits, tax and national insurance obligations);

(ii)	the legitimate interests of the Company and any company within the Prudential Group including for the purposes of any sickness policy, working time policy, investigating acts or defaults (or alleged or suspected acts or defaults) of the Executive, security, management forecasting or planning and negotiations with the Executive;

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(iii)	processing in connection with any corporate transaction in which the Company or any company within the Prudential Group is involved or any transfer of any business in which the Executive performs his duties; and

(iv)	transferring data to countries outside the European Economic Area for any of the purposes referred to in (i), (ii) or (iii) above.

(2)	The Executive explicitly consents to the Company and any company within the Prudential Group processing sensitive personal data (within the meaning of the Data Protection Act 1998) at any time (whether before, during or after the Appointment) for the following purposes:

(i)	where the sensitive personal data relates to the Executive’s health, any processing in connection with the operation of the sickness policy of the Company (or any company within the Prudential Group) or any relevant pension scheme or monitoring absence;

(ii)	where the sensitive personal data relates to an offence committed, or allegedly committed, by the Executive or any related proceedings, processing for the purpose of the disciplinary purposes of the Company or of any company within the Prudential Group;

(iii)	for all sensitive personal data, any processing in connection with any merger, sale or acquisition of a company or business in which the Company or any company within the Prudential Group is involved or any transfer of any business in which the Executive performs his duties; and

(iv)	for all sensitive personal data, any processing in the legitimate interests of the Company or any company within the Prudential Group.

14.	ASSIGNMENT

The Company may assign its interest in this Agreement to any other company within the Prudential Group with the agreement of the Executive such agreement not to be unreasonably withheld.

15.	STATUTORY REQUIREMENTS

The Executive shall also be subject to the terms set out in Schedule I attached to this Agreement in connection with the Employment Rights Act 1996.

16.	NOTICES

Any notice or other document to be given hereunder shall either be delivered personally or be sent by first class recorded delivery or fax. The address for service on the Company shall be its registered office for the time being and the address for service on the Executive shall be his last known place of residence. A notice shall be deemed to have been served as follows:-

(a)	if personally delivered, at the time of delivery;

(b)	if posted, at the expiration of 48 hours after the envelope containing the same was delivered into the custody of the postal authorities;

(c)	if sent by fax, at the time of dispatch.

In proving such service it shall be sufficient to prove that personal delivery was made, or that the envelope containing such notice was properly addressed and delivered into the custody of the postal authorities as a pre-paid, first class, recorded delivery letter, or that the fax was properly addressed and dispatched as the case may be.

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17.	MISCELLANEOUS

(1)	This Agreement forms the entire understanding of the parties as to its subject matter and both parties acknowledge that neither of them has entered into this Agreement in reliance upon any representation warranty or undertaking which is not set out in this Agreement as forming part of the contract of employment of the Executive.

(2)	Any reference in this Agreement to an Act of Parliament shall be deemed to include any statutory modification or re-enactment thereof whenever made.

(3)	The headings shall be disregarded in construing this Agreement.

IN WITNESS the hands of the Executive and of the duly authorised representative of the Company on the date first above written.

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SIGNED by Paul Manduca

on behalf of PRUDENTIAL PLC

/s/ Paul Manduca

In the presence of:-

/s/

Date:

SIGNED by Mike Wells

/s/ Mike Wells

In the presence of:-

/s/

Date:

SIGNED by Tim Rolfe

on behalf of PRUDENTIAL SERVICES LIMITED

/s/ Tim Rolfe

In the presence of:-

/s/

Date:

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SCHEDULE I

In accordance with the Employment Rights Act 1996, the following terms of the Executive’s appointment apply on the date of the Agreement as provided therein:-

(a)	Remuneration - Clause 5(1)

(b)	Hours of Work - There are no fixed hours of work - Clause 4

(c)	Holidays - Clause 7

(d)	Sickness and Injury - the Executive is entitled to be paid during any period of absence from work due to sickness or injury, subject however to the provisions of sub-clause 5(3)

(e)	Pension Arrangements - Clause 5(2)

(f)	Notice - Clause 2(2)

(g)	Job Title - Clause 2(1)

(h)	Grievance Procedure - If the Executive seeks to redress any grievance relating to his employment he should apply in writing to the Chief Executive of the Prudential Group.

(i)	Disciplinary Procedure - There are no disciplinary rules applicable to senior executives so that any disciplinary action relevant to the Executive will be considered and handled according to the particular circumstances and the Executive’s position. Should the Executive be dissatisfied with any disciplinary decision he/she should appeal in writing to the Chief Executive of the Prudential Group.

(j)	Date of Commencement of Employment - The date of commencement of this appointment is the Commencement Date - Clause 1. The date of continuous service (i.e. date of joining the Prudential Group) is 1 June 1995.

(k)	Place of work - Clause 4(3).

(l)	Collective Agreements which directly affect the Executive’s terms and conditions - none.

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Definitions

In this letter:

“Board” means the board of directors of Prudential or a duly constituted committee of the board of directors of Prudential;

“Prudential” means Prudential plc;

“Prudential Group” means Prudential and each of its subsidiaries as “subsidiaries” is defined by section 1159 of the Companies Act 2006; and

“Remuneration Committee” means a duly constituted remuneration committee of the Board.

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Exhibit 4.2

PRIVATE AND CONFIDENTIAL

DATED

01 June 2015

PRUDENTIAL SERVICES LIMITED (1)

and

Tony Wilkey (2)

and

PRUDENTIAL PLC (3)

EXECUTIVE CONTRACT OF EMPLOYMENT

PARTIES

(1)	PRUDENTIAL SERVICES LIMITED of Laurence Pountney Hill, EC4R 0HH (the “Company”) and

(2)	Tony Wilkey of [ADDRESS] (the “Executive”)

(3)	PRUDENTIAL PLC of Laurence Pountney Hill, London, EC4R 0HH (“Prudential”)

1.	DEFINITIONS

In this Agreement unless the context otherwise requires:-

“Board” means the Board of Directors of Prudential;

“Commencement Date” means 1 June 2015;

“Prudential Group” means Prudential and each of its subsidiaries where “subsidiaries” is defined by section 1159 of the Companies Act 2006.

2.	APPOINTMENT

(1)	The Company shall employ the Executive and the Executive shall serve the Company as Chief Executive Officer, Prudential Corporation Asia and in other such capacity as may be agreed (“the Appointment”). The Executive shall report to the Group Chief Executive.

(2)	The Appointment is deemed to be effective from the Commencement Date and shall, without prejudice to the provisions of clause 9(2), continue unless and until terminated by the Company giving to the Executive not less than 12 months’ prior written notice to expire at any time or the Executive giving to the Company not less than 12 months’ prior written notice to expire at any time.

(3)	The Company does not operate a fixed retirement age but, subject to the rules of any Company Pension Scheme of which the Executive is a member, the Executive may give the Company notice to voluntarily retire at any time from the age of 55.

3.	DUTIES OF THE EXECUTIVE

(1)	During the Appointment the Executive shall use his best endeavors to promote the interests of the Company and each company in the Prudential Group and shall carry out his duties with all due expertise, diligence and technical skill, giving at all times the full benefit of his knowledge and experience.

(2)	The Executive shall perform such duties and exercise such powers in relation to the conduct and management of the affairs of the Prudential Group as may from time to time reasonably be assigned or communicated to or vested in him by the Board consistent with the nature of the Appointment.

(3)	Where notice of termination has been served by either the Company or the Executive whether in accordance with clause 2(2) or otherwise, the Company shall be under no obligation to provide work for or assign any duties to the Executive for the whole or any part of the relevant notice period and may require him:

(i)	not to attend any premises of the Company or any other company in the Prudential Group; and/or

(ii)	to resign with immediate effect from any offices he holds with the Company or any other company in the Prudential Group (and any related trusteeships); and/or

(iii)	to refrain from business contact with any customers, clients or employees of the Company or any other company in the Prudential Group.

For the avoidance of doubt, the Company may appoint another individual to carry out the duties of the Executive during all or part of the notice period.

The provision of clause 4(2) shall remain in full force and effect during any period of suspension under this clause 3(3). For the avoidance of doubt the Executive will continue to be bound by duties of good faith and fidelity to the Company in any period during which he is not required to attend work.

(4)	The Board may also suspend all or any of the Executive’s duties and powers during any period in which the Company and/or the Board is carrying out an investigation into any alleged act or default of the Executive. Such a suspension shall be on such terms as the Board considers expedient (including a term that the Executive shall not attend at the Company’s premises during such suspension) providing that:

(i)	the Board on or before such suspension notifies the Executive in writing of such grounds; and

(ii)	during such suspension the Executive shall be entitled to the remuneration and benefits due under this Agreement.

(5)	The Executive shall at all times promptly give to the Company and the Board (in writing if so required) all such information and explanations concerning the affairs of any company within the Prudential Group as the Company or the Board shall require and of which the Executive is aware.

(6)	The Executive shall comply with all instructions and directions from time to time laid down by the Company and/or the Board for senior executives including those rules relating to holding and dealing in the shares of Prudential Group. The Executive shall also comply with the requirements laid down by all external regulatory bodies.

(7)	The Executive shall allow the Company supervised access on reasonable notice to all or any of the properties in which he resides from time to time in order for the Company to assess, and, if the Company considers it desirable, to carry out at its own expense those security measures which the Company may consider advisable for the protection of the Executive.

4.	PERFORMANCE OF DUTIES

(1)	During the continuance of the Appointment, the Executive shall (unless prevented by ill-health or accident or otherwise directed by the Board) devote such of his time, attention and abilities to the business and interests of the Company or any other company in the Prudential Group as the proper performance of his duties hereunder demands.

(2)	The Executive shall not (unless otherwise agreed by the Company and/or the Board) undertake any other business or profession, or be, or become directly or indirectly concerned, or interested in any other business or profession except as holder or beneficial owner, for the purpose only of a passive minority investment, of securities dealt in or on any recognised stock exchange (not exceeding 5 per cent of the total number or value of such securities from time to time in issue).

(3)	The Executive shall perform his duties at such offices of the Company in London or at such other locations as the Company or the Board may from time to time reasonably require.

5.	REMUNERATION

(1)	During the Appointment the Company will pay the Executive an annual salary (“Base Salary”) as separately notified, to accrue from day to day and to be payable by equal monthly instalments in arrears to a bank nominated by the Executive. The rate of Base Salary shall be subject to periodic review but shall not be reduced without the prior written agreement of the Executive. The Company reserves the right to withhold or deduct from the Executive’s Base Salary any amount owed by the Executive to the Company or any company in the Prudential Group.

(2)	Subject to the condition below, the Executive will be provided with:

(i)	a retirement benefit allowance of 25% of salary; and

(ii)	A death in service benefit equal to 4 times your basic salary. This benefit is subject to medical underwriting.

Payment of the retirement benefit allowance is subject to the Executive’s undertaking that he will use the retirement benefit allowance to provide income and/or capital for himself in retirement. By signing this Agreement, the Executive gives that undertaking.

The Executive’s retirement benefit allowance will be paid as a salary supplement.

(3)	The Executive must notify the Company as early as practicable on the first day of any absence due to sickness or other incapacity. Subject to production, if requested, of medical certificates satisfactory to the Company, full remuneration will continue to be payable notwithstanding the Executive’s incapacity for work due to sickness or accident (unless and until the Appointment shall be determined under any terms hereof) for the first six months of such incapacity. During this period of incapacity, the Company shall only give notice terminating the Appointment on grounds of redundancy, falling within section 139 of The Employment Rights Act 1996 or those circumstances as set out in clause 9(2). Thereafter the Company may at its discretion discontinue the payment of remuneration under this Agreement in which event the rules of the Prudential Staff Long Term Incapacity Scheme as from time to time in force, will apply to the Executive.

(4)	If the Executive needs to undergo a medical examination at the request of the Company, the cost of this will be met by the Company and the Company’s medical adviser will be entitled to receive a copy of any report produced, to discuss it with the doctor who produced it and to discuss its conclusions with the Company.

(5)	If the Executive is incapable of performing his duties by reason of injury sustained wholly or partly as a result of negligence, nuisance or breach of any statutory duty on the part of any third party, only when and to the extent that compensation is recovered for loss of earnings from that third party by legal action or otherwise in so far as it is not repayable to the Department of Social Security, the Executive shall (insofar as lawful) repay to the Company the amount of any sick pay he has received.

(6)	The Executive, his partner and his unmarried children below the age of 18 (or 24 if in full time education) will be eligible free of charge to participate with effect from the Commencement Date until termination of employment in the Prudential Group medical insurance scheme.

(7)	The Executive may be eligible to participate in the remuneration plans available from time to time to senior executives of the Prudential Group (subject to the rules governing the applicability and availability of those benefits generally) which currently include:

(a)	the Annual Incentive Plan (“AIP”);

(b)	long term incentive plans operated by the Group; and

(c)	the PCA All Employee Share Plan (“PRUSharePlus”).

details of which have been supplied to the Executive. The remuneration plans are kept under review and may be altered or withdrawn from time to time.

Any benefits under these plans are non-pensionable.

(8)	Participation in the Prudential AIP, long term incentive plans and any other incentive arrangement and Savings Related Share Option Scheme is a matter entirely separate from the Executive’s terms and conditions of employment; the Company has no contractual obligation to invite the Executive’s participation in any plan cycle; and in particular if the Executive’s employment shall terminate for whatever reason (whether lawfully or in breach of contract) he shall not be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under any scheme which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.

6.	EXPENSES

The Company, on production of the relevant receipts and/or invoices, shall reimburse the Executive for all traveling, hotel, entertainment and other out-of-pocket expenses properly incurred by him from time to time in the execution of his duties hereunder in accordance with the relevant rules of the Company for the time being in force.

7.	HOLIDAY

The Executive shall be entitled to paid time off for breaks away from work in each calendar year (in addition to statutory holidays) as the proper performance of his duties hereunder permits and in accordance with the guidelines laid down by the Company from time to time. Under normal circumstances this is not expected to exceed six weeks in any year.

8.	POST TERMINATION RESTRICTIONS

(1)	The Executive undertakes that during the Appointment and (subject to clause 8(2)) for a period of 12 months following the termination of the Appointment (the “Exclusion Period”) he shall not whether on his own account or otherwise and whether directly or indirectly:

(a)	solicit, interfere with, endeavor to entice away or induce to leave their employment any director or senior manager who is then or was at the date of termination of the

Appointment an employee of or engaged by the Company or any other company within the Prudential Group and with whom the Executive had business dealings during the course of his employment in the 12 month period immediately prior to the termination of the Appointment. Nothing in this clause shall prohibit the seeking or doing of business not in direct or indirect competition with the business of the Company or any company within the Prudential Group; or

(b)	solicit, interfere with or endeavour to or actually entice away from the Company or any company within the Prudential Group business orders, or custom for products or services similar to those being provided by the Company or any company within the Prudential Group from any person, firm or corporation who was at the date of termination of the Appointment, or had been at any time within the year ending on that date, a customer or in the habit of doing business with the Company or any company in the Prudential Group and with whom the Executive was directly concerned in the twelve months before the termination of the Appointment. Nothing in this clause shall prohibit the seeking or doing of business not in direct or indirect competition with the business of the Company or any company within the Prudential Group; or

(c)	carry on, set up, be employed, engaged or interested in a business anywhere in the UK, Europe, US or Asia which is or is about to be in competition with the business of the Company or any company within the Prudential Group as at the date of termination with which the Executive was actively involved during the 12 month period immediately prior to termination of the Appointment. It is agreed that in the event that any such company ceases to be in competition with the Company and/or any company within the Prudential Group, this clause 8(1)(c) shall, with effect from that date, cease to apply in respect of such company. The provisions of this clause 8(1)(c) shall not, at any time following the termination of the Appointment, prevent the Executive from holding shares or other capital not amounting to more than 3% of the total issued share capital of any company whether listed on a recognised stock exchange or not and, in addition, shall not prohibit the seeking or doing of business not in direct or indirect competition with the business of the Company or any company within the Prudential Group.

(2)	The period during which the restrictions referred to in clause 8 shall apply following the termination of the Appointment shall be reduced by the amount of time during which, if at all, the Company suspends the Employee under the provision of clause 3(3).

(3)	The Executive acknowledges and agrees that:

(a)	each of sub-clauses 8(1)(a) (b) and (c) hereof constitute an entirely separate and independent restriction on him;

(b)	the duration extent and application of each of the restrictions are no greater than is necessary for the reasonable protection of the proper interests of the Prudential Group; and

(c)	if any such restriction is found by any court of competent jurisdiction to be void or unenforceable as going beyond what is reasonable in the circumstances for the protection of the interests of the Prudential Group but would be valid if part of the wording was deleted and/or the period thereof was reduced and/or the territory concerned was reduced the restriction shall apply within the jurisdiction of that court with such modifications as may be necessary to make it valid and effective.

9.	TERMINATION OF EMPLOYMENT

(1)	The Appointment may be terminated by either party by notice given in accordance with Clause 2. The Company may in its absolute discretion decide to terminate the employment by making a payment of Base Salary in lieu of any unexpired period of notice and, if any payment by the Company is appropriate, to make the payment either in one lump sum on termination or for payment to be made in equal monthly installments on the usual salary payment dates over the notice period. During the period of payment of these monthly installments the Executive will be expected to mitigate the position by seeking alternative employment. Should the Executive secure alternative employment which commences while the monthly installments are being paid the Executive will be required to notify the Company. Should the Executive’s new gross monthly pay be the same or more than the monthly installments the Company will cease to be liable to the Executive in respect of the remainder of the installments. Should the Executive’s new gross monthly pay be less than the monthly installments the monthly installments will continue but may be reduced to take account of the Executive’s new gross monthly pay.

(2)	Notwithstanding the other provisions of this Agreement and without prejudice to the rights and remedies of the Company for any breach of this Agreement, and to the Executive’s continuing obligations under Clauses 8 and 11, the Company shall at any time be entitled by notice in writing to the Executive to terminate the Appointment immediately in any of the following circumstances, namely:

(a)	if he is or becomes bankrupt or has a receiving order made against him or compounds with his creditors or otherwise takes advantage of any statute for the time being in force offering relief for insolvent debtors; or

(b)	if he is guilty of serious misconduct or behavior such as to bring any company in the Prudential Group into disrepute (including but without limitation the commission of a criminal offence (excluding Road Traffic offences for which a non custodial sentence is imposed) or commits any serious breach of any of his obligations to the Company or any other company in the Prudential Group (whether under this Agreement or otherwise); or

(c)	if he refuses or neglects to comply with any lawful orders or directions reasonably given to him by the Company or the Board and that failure to comply has material adverse consequences for the Prudential Group; or

(d)	if he fails, refuses or neglects to perform substantially the duties of the position which he holds under this Agreement or engages in willful or reckless conduct injurious to or damaging to the reputation of the Company or any other company within the Prudential Group; or

(e)	if he is prevented from carrying out his duties by reason of a personal disqualification by an industry regulator, caused by reasons attributable to the Executive; or

(f)	if he commits any serious or repeated breach of any of his obligations under this Agreement or the Appointment.

(3)	The Executive shall have no claim against the Company for damages or otherwise by reason of termination pursuant to clause 9(2). Any delay or forbearance by the Company in exercising any such right of termination shall not constitute a waiver of its rights in respect of any subsequent occurrence giving rise to such a right.

(4)	Without prejudice to the Transfer of Undertakings (Protection of Employment) Regulations 2006, if at any time during this Agreement the Executive’s employment is terminated by reason of reconstruction or amalgamation of the Company and the Executive is offered employment with any concern or undertaking resulting from such reconstruction or amalgamation upon terms and conditions no less favourable than the terms of this Agreement and of similar status then the Executive shall have no claim against the Company in respect of the termination of the Appointment.

(5)	The Executive shall promptly deliver to the Company upon the date of termination:

(a)	any property provided by the Company or any other company within the Prudential Group; and

(b)	all lists of clients or customers, correspondence, books, and all other documents, papers and records which may have been prepared by him or have come into his possession in the course of his employment and the Executive shall not be entitled to and shall not retain any copies thereof: title and copyright therein shall at all times remain in the Company. The Company will on request make available copies of board minutes and supporting documents which the Executive reasonably requires in connection with any legal or regulatory proceedings in which he is or may become involved.

10.	EXECUTIVE’S POSITION AS DIRECTOR

(1)	The duties of the Executive as a director of any company within the Prudential Group shall be subject to the Articles of Association of the relevant company for the time being and (subject to sub-clause (2) below) shall be separate from and additional to his duties pursuant to the Appointment. The Executive’s salary under this Agreement is inclusive of any remuneration to which the Executive may be entitled as a director of Prudential or any other company within the Prudential Group.

(2)	If the Executive is removed from office as a director of Prudential during the Appointment by any resolution of a general meeting or of the Board or by not being re-elected after retiring by rotation pursuant to the Articles of Association of Prudential the Executive acknowledges and agrees that such removal or cessation shall not amount to a breach of the Appointment and shall not entitle the executive to bring a claim of constructive dismissal, but such removal or cessation shall automatically constitute the Company giving notice to terminate the Appointment within the provisions of clause 2(2).

(3)	Upon termination of the Appointment for whatever reason the Executive shall forthwith in writing resign his position as a director of Prudential and of any other company within the Prudential Group, without compensation for loss of office but without prejudice to any other claims the Executive may have for damages for breach of this Agreement.

(4)	If the Executive fails to comply with his obligations in sub-clause 10(3) hereof, he hereby irrevocably authorises Prudential to appoint some person in his name and on his behalf to sign any documents and/or do all things necessary to give effect to the resignations referred to in sub-clause 10(3) above.

11.	CONFIDENTIAL INFORMATION

(1)

The Executive shall not, either during the continuance of the Appointment or thereafter, use to the detriment or prejudice of the Company or any other company within the Prudential Group or, except in the proper course of his duties, divulge to any person any Confidential Information concerning the business or affairs of the Company or any other company within the Prudential Group which may have come to his knowledge during his employment. For the purposes of this Agreement “Confidential Information” shall include, without limitation, details of suppliers and their terms of business, details of customers, prices charged to and terms of business with customers, marketing plans and sales forecasts, any proposals relating to the acquisition or disposal of a company or business or any part thereof, details of employees and officers and of the remuneration and other benefits paid to them and any other information which may reasonably be classified as confidential, but so that these instructions shall cease to apply to any information which shall become available generally otherwise than through the fault of the Executive. The restrictions in this clause shall not apply:

(i)	to any disclosure or use authorised by the Board or required by law or by the Appointment; or

(ii)	so as to prevent the Executive from using his own personal skill in any business in which he may be lawfully engaged after the Appointment is ended, or

(iii)	to prevent the Executive making a protected disclosure within the meaning of s43A of the Employment Rights Act 1996.

(2)	The Executive shall maintain all necessary and proper security precautions when in the possession of Confidential Information and shall remove Confidential Information (in non-electronic form) from Prudential’s premises only to the extent it is strictly necessary for the proper performance of his duties hereunder. The Executive will comply with the Company’s standards relating to confidentiality of information in electronic form.

12.	GRATUITIES AND CODES OF CONDUCT

(1)	Without the Company’s permission the Executive shall not directly or indirectly accept any commission, rebate, discount or gratuity, in cash or in kind, from any person who has or is likely to have a business relationship with any company in the Prudential Group. Express permission is not required for reasonable business entertainment such as lunches, sporting, cultural or social events undertaken in the normal course of the Executive’s duties and in accordance with any directions given by the Company.

(2)	The Executive shall comply with all codes of conduct from time to time adopted by the Board and with all applicable rules and regulations of The Stock Exchange and any other relevant regulatory body.

13.	DATA PROTECTION

(1)	The Executive consents to the Company and any company within the Prudential Group processing data relating to him at any time (whether before, during or after the Employment) for the following purposes:

(i)	performing its obligations under the Agreement (including remuneration, payroll, pension, insurance and other benefits, tax and national insurance obligations);

(ii)	the legitimate interests of the Company and any company within the Prudential Group including for the purposes of any sickness policy, working time policy, investigating acts or defaults (or alleged or suspected acts or defaults) of the Executive, security, management forecasting or planning and negotiations with the Executive;

(iii)	processing in connection with any corporate transaction in which the Company or any company within the Prudential Group is involved or any transfer of any business in which the Executive performs his duties; and

(iv)	transferring data to countries outside the European Economic Area for any of the purposes referred to in (i), (ii) or (iii) above.

(2)	The Executive explicitly consents to the Company and any company within the Prudential Group processing sensitive personal data (within the meaning of the Data Protection Act 1998) at any time (whether before, during or after the Appointment) for the following purposes:

(i)	where the sensitive personal data relates to the Executive’s health, any processing in connection with the operation of the sickness policy of the Company (or any company within the Prudential Group) or any relevant pension scheme or monitoring absence;

(ii)	where the sensitive personal data relates to an offence committed, or allegedly committed, by the Executive or any related proceedings, processing for the purpose of the disciplinary purposes of the Company or of any company within the Prudential Group;

(iii)	for all sensitive personal data, any processing in connection with any merger, sale or acquisition of a company or business in which the Company or any company within the Prudential Group is involved or any transfer of any business in which the Executive performs his duties; and

(iv)	for all sensitive personal data, any processing in the legitimate interests of the Company or any company within the Prudential Group.

14.	ASSIGNMENT

The Company may assign its interest in this Agreement to any other company within the Prudential Group with the agreement of the Executive such agreement not to be unreasonably withheld.

15.	STATUTORY REQUIREMENTS

The Executive shall also be subject to the terms set out in Schedule I attached to this Agreement in connection with the Employment Rights Act 1996.

16.	NOTICES

Any notice or other document to be given hereunder shall either be delivered personally or be sent by first class recorded delivery or fax. The address for service on the Company shall be its registered office for the time being and the address for service on the Executive shall be his last known place of residence. A notice shall be deemed to have been served as follows:-

(a)	if personally delivered, at the time of delivery;

(b)	if posted, at the expiration of 48 hours after the envelope containing the same was delivered into the custody of the postal authorities;

(c)	if sent by fax, at the time of dispatch.

In proving such service it shall be sufficient to prove that personal delivery was made, or that the envelope containing such notice was properly addressed and delivered into the custody of the postal authorities as a pre-paid, first class, recorded delivery letter, or that the fax was properly addressed and dispatched as the case may be.

17.	MISCELLANEOUS

(1)	This Agreement including the offer letter set out in Schedule II forms the entire understanding of the parties as to its subject matter and both parties acknowledge that neither of them has entered into this Agreement in reliance upon any representation warranty or undertaking which is not set out in this Agreement as forming part of the contract of employment of the Executive.

(2)	Any reference in this Agreement to an Act of Parliament shall be deemed to include any statutory modification or re-enactment thereof whenever made.

(3)	The headings shall be disregarded in construing this Agreement.

IN WITNESS the hands of the Executive and of the duly authorised representative of the Company on the date first above written.

SIGNED by Mike Wells

on behalf of PRUDENTIAL PLC

/s/ Mike Wells

In the presence of:-

/s/ Jolene

Date: 1 June 2015

SIGNED by Tony Wilkey

/s/ T. Wilkey

In the presence of:-

/s/ Jolene

Date: 1 June 2015

SIGNED by Tim Rolfe

on behalf of PRUDENTIAL SERVICES LIMITED

/s/ T. Rolfe

In the presence of:-

/s/ Julian Adams

Date: 1 June 2015

SCHEDULE I

In accordance with the Employment Rights Act 1996, the following terms of the Executive’s appointment apply on the date of the Agreement as provided therein:-

(a)	Remuneration - Clause 5(1)

(b)	Hours of Work - There are no fixed hours of work - Clause 4

(c)	Holidays - Clause 7

(d)	Sickness and Injury - the Executive is entitled to be paid during any period of absence from work due to sickness or injury, subject however to the provisions of sub-clause 5(3)

(e)	Pension Arrangements - Clause 5(2)

(f)	Notice - Clause 2(2)

(g)	Job Title - Clause 2(1)

(h)	Grievance Procedure - If the Executive seeks to redress any grievance relating to his employment he should apply in writing to the Chief Executive of the Prudential Group.

(i)	Disciplinary Procedure - There are no disciplinary rules applicable to senior executives so that any disciplinary action relevant to the Executive will be considered and handled according to the particular circumstances and the Executive’s position. Should the Executive be dissatisfied with any disciplinary decision he/she should appeal in writing to the Chief Executive of the Prudential Group.

(j)	Date of Commencement of Employment - The date of commencement of this appointment is the Commencement Date - Clause 1. The date of continuous service (i.e. date of joining the Prudential Group) is 1 December 2006.

(k)	Place of work - Clause 4(3).

(l)	Collective Agreements which directly affect the Executive’s terms and conditions - none.

SCHEDULE II

PERSONAL – ADDRESSEE ONLY

Tony Wilkey

[ADDRESS]

4 June 2015

Dear Tony

YOUR APPOINTMENT & CONTRACT OF EMPLOYMENT

Following our recent discussions, I am delighted to formally confirm your appointment as Chief Executive Officer of Prudential Corporation Asia (“CEO, PCA”), effective from 1 June 2015. In this role, you will be a member of the Board and will report to me as Chief Executive Officer, Prudential plc.

This letter summarises the Company’s offer to you. I have also included a new contract for you to sign which is the standard contract used within Prudential plc for members of the Board.

Remuneration and benefits

Base Salary

From 1 June 2015 your base salary will be HK$8,800,000 per annum. Salaries are reviewed with effect from 1 January each year and your next review will be effective on 1 January 2016.

Incentive Plans

You will be eligible to participate in the following discretionary incentive plans:

(i)	An annual incentive plan (“AIP”). You will have a maximum AIP opportunity of 180% of annual salary. We anticipate that delivery of a normally challenging business plan will deliver 80% of the maximum opportunity for the financial element of the bonus (representing 80% of your total opportunity).

You will be required to defer 40% of any bonus awarded to you in any year into Prudential shares. These shares will vest to you three years after the date of the award. Bonus awards are not pensionable.

Your 2015 bonus payment will be calculated on a pro-rated basis in respect of your time employed as CEO, PCA and as CEO, Insurance Asia during 2015. The portion subject to deferral will also be calculated on a pro-rated basis.

Your outstanding deferred bonus awards (including matching shares you have been awarded to date) will not be affected by this change.

(ii)	An annual long term incentive award with a value at award of 250% of salary will be made under the Prudential Long Term Incentive Plan (“PLTIP”).

Following your appointment as CEO, PCA you will be made an additional PLTIP award. This will give you a pro-rated total 2015 award in line with your revised salary and participation level.

The number of shares comprising this additional award will be calculated using the average share price over the last three trading days prior to the grant date of the additional award.

Your outstanding long term incentive awards made under the PLTIP and PCA LTIP will not be affected by this change.

Pension and Risk benefits

Going forward, you will be eligible for Company pension contributions of 25% of your salary. Should you choose, all or part of this might be delivered as a contribution to the International Pension Plan (“IPP”). Any part not delivered in this way will be paid to you as a monthly cash allowance.

The IPP is a UK tax approved pension scheme. The arrangement described above is based on our current understanding of the UK tax treatment of such schemes. This is an area where the UK tax authorities position is evolving and may be subject to change in future.

In addition you will also be eligible for the following:

(i)	an annual payment to the Hong Kong Mandatory Provident Fund;

(ii)	A death in service benefit equal to 4 times your basic salary. This is subject to medical underwriting; and

(iii)	Income protection of 50% of your annual base pay should you be absent from work for more than 26 weeks due to ill health, payable for up to 5 years. This benefit is subject to medical underwriting.

From 1 June 2015 you will no longer be eligible for life assurance and critical illness cover under PRUflexiben.

Private Medical Insurance

Your existing BUPA Gold private medical cover will continue to be provided.

Holiday

You are entitled to paid time off for breaks away from work in each calendar year (in addition to public holidays) as the proper performance of your duties permits. Under normal circumstances this is not expected to exceed six weeks in any year.

All Employee Share Plans

You will no longer be eligible to participate in the PRUshareplus scheme, following your appointment to the role of CEO, PCA. Any outstanding interests in the plan will be treated in accordance with the rules of the plan.

Travel

As a member of the Board you are entitled to first class travel on Company business. If the policy changes for the Board, then any change in policy will apply to yourself.

Company Car

You will continue to be provided with a company car (currently a Mercedes-Benz S500) at Prudential’s expense to aid the proper performance of your duties.

Housing allowance

Your housing allowance will increase to HK $2,700,000 per annum with effect from 1 June 2015.

Home Leave

Your existing home leave arrangements will be enhanced, to provide for two business class trips for you and your dependant family members, from Hong Kong to the United States per annum.

Club Fees

Your membership of appropriate clubs necessary for business purposes will be continued. The Company will pay for, or reimburse you for, the membership costs for up to 3 appropriate clubs.

Education

You will continue to be eligible for support through the PCA Education subsidy policy.

Tax advice

You will be responsible for ensuring the appropriate tax is paid on your earnings and benefits. The Company will meet the reasonable costs of obtaining professional advice and preparation of returns from an organisation acceptable to the Company.

As you may be aware, the UK tax authorities have confirmed that if an individual is employed by a UK company, works in an overseas branch of a UK company and comes to the UK on work matters, a UK tax liability arises. This means that you will have a UK tax liability for the days that you spend working in the UK as an Executive Director. While this tax will be for your account, you may be able to claim relief from any double taxation you may incur. The Company will support the preparation of your UK tax returns for the 2015/ 2016 tax year and subsequent tax years. However, the UK tax authorities’ position on when and how such tax must be paid continues to evolve.

Notice period

As outlined in Clause 2 of your contract of employment, your notice of termination, to the Company and from the Company, will be 12 months.

Share ownership guidelines

In your new role, you will be subject to a share ownership guideline of 200% of salary. You are expected to meet this guideline within five years of your date of appointment to the role of CEO, PCA.

Conclusion

Tony, I very much hope that you will accept this offer by signing and returning a copy of this letter and the enclosed contract of employment. A further copy is enclosed for your records.

Thank you for your contribution to date to Prudential. I look forward to continuing to work with you in your new role.

Yours sincerely

Mike Wells

Group Chief Executive

I am pleased to accept the role of Chief Executive Officer, Prudential Corporation Asia. and accept the terms and conditions detailed in this letter.

Signed
Tony Wilkey

Dated

Definitions

In this letter:

“Board” means the board of directors of Prudential or a duly constituted committee of the board of directors of Prudential;

“Prudential” means Prudential plc;

“Prudential Group” means Prudential and each of its subsidiaries as “subsidiaries” is defined by section 1159 of the Companies Act 2006; and

“Remuneration Committee” means a duly constituted remuneration committee of the Board.

SCHEDULE III

PRIVATE & CONFIDENTIAL – ADDRESSEE ONLY

Tony Wilkey

[ADDRESS]

14 January 2016

Dear Tony

Amendment to remuneration arrangements

I am writing to confirm that the Group Remuneration Committee has approved the payment of an Executive Director Location Allowance in respect of your role as CEO, PCA. The amount of this allowance is HK $4,350,000 per annum and will be paid with effect from 1 June 2015.

The allowance will be denominated in Hong Kong Dollars and will be paid on a monthly basis. The allowance is non-pensionable and is not considered when calculating levels of short term and long term incentives.

Yours sincerely,

Mike Wells

Group Chief Executive

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